Exhibit 10.23

                            FIFTH AMENDMENT OF LEASE

         This Fifth Amendment of Lease (this "Amendment") is made this 4 day of August, 2000, between SPTMRT Properties Trust, a Maryland real estate investment trust ("Landlord"), and Marriott Continuing Care, LLC, a Delaware limited liability company ("Tenant").

                                    Recitals:

         A. Whereas, HMC Retirement Properties, Inc., a Delaware corporation ("HMC"), as Landlord and Marriott Senior Living Services, Inc. ("MSLS") as Tenant entered into that certain Facilities Lease Agreement for the Marriott Senior Living Services Facilities of Church Creek, Cook County, Arlington Heights, Illinois, on October 8, 1993, which Facilities Lease Agreement was amended on January 19, 1994, May 16, 1994, June 30, 1994 and October 10, 1997 (said Facilities Lease Agreement, as so amended hereinafter referred to as the "Lease"); and

         B. Whereas, pursuant to the terms of that certain Assignment and Assumption of Leases, Guarantees and Permits between HMC and Church Creek Corporation, a Massachusetts corporation ("Church Creek"), dated September 7, 1994, Church Creek assumed all of HMC's rights, title and interest in and to the Lease; and

         C. Whereas, pursuant to the terms of that certain Assignment and Assumption of Lease between MSLS and Marriott Continuing Care, Inc., a Delaware Corporation ("MCC, Inc.") dated October 7, 1998, MCC, Inc. assumed all of MSLS' rights, title and interest in and to the Lease; and

         D. Whereas, pursuant to the terms of that certain Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements dated June 30, 1999, Church Creek assigned the Lease to Landlord; and

         E. Whereas, on April 20, 2000 MCC, Inc. converted to a Delaware limited liability company ("MCC, LCC"); and

         F. Whereas Landlord and Tenant now wish to provide for the amendment of the Lease on the terms and conditions set forth herein.

         Now,  therefore,   in  consideration  of  the  mutual  obligations  and
agreements set forth below, the sufficiency and receipt of which are hereby acknowledged, Landlord and Tenant agree as follows:

                  1. Section 5.03 shall be amended by adding the following new section:

                           "C. Commencing with the third Fiscal Quarter of 2000, Tenant shall, within forty-five (45) days of the end of each Fiscal Quarter furnish to Landlord a report, for the immediately preceding Fiscal Quarter and year to date, which shall include the following:

                           A. A schedule of revenue by type of unit (i.e., assisted living, special care, and nursing) and by source (i.e., Medicare or private pay);

                           B. A schedule of the occupancy and number of each type of unit at the Premises (i.e., assisted living, special care and nursing);

                           C. A schedule of operating expenses by category including real estate taxes; and

                           D. Such other financial information that Landlord may reasonably request from time to time, provided however, that such additional financial information requested by Landlord must be of the type and nature that Tenant generally provides to other Owners of its leased senior living communities. Attached hereto as Exhibit A is the form of reporting that Tenant currently provides to its owners and will serve as the initial form for the reporting to Landlord pursuant to this
                                    Section 5.03(C)."

                  2. All capitalized terms not defined herein shall have the meaning set forth on the Lease; and

                  3. Any conflict between the terms and conditions of this Amendment and the Lease shall be resolved in favor of this Amendment; and

                  4. Other than as modified herein, all of the terms and provisions of this Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Amendment on the date first hereinabove set forth.

                                       TENANT

Attest:                                Marriott Continuing Care, LLC
                                       a Delaware limited liability company

By: /s/ W. David Mann                  By: Marriott Senior Living Services, Inc.
    ----------------------------           a Delaware Corporation
    Name:    W. David Mann                 Sole Member
    Title:   Secretary
                                           By: /s/ Bruce L. Robertson
                                               ---------------------------------
                                               Name:    Bruce L. Robertson
                                               Title:   Treasurer

                                        [SEAL]

                                        LANDLORD

Attest:                                 SPTMRT Properties Trust
                                        a Maryland real estate trust

By: /s/ Jennifer B. Clark               By: /s/ David J. Hegarty
    ----------------------------            ------------------------------------
    Name:                                   Its:     President


                                        [SEAL]



                                        GUARANTOR

Attest:                                      Marriott International, Inc.
                                             a Delaware corporation

By: /s/ Edward L. Bednarz               By: /s/ Myron D. Walker
    ----------------------------            ------------------------------------
    Name:    Edward L. Bednarz              Name:    Myron D. Walker
    Title:   Assistant Secretary            Title:   Vice President

                                        [SEAL]

                            Schedule to Exhibit 10.23

         Pursuant to Instruction 2 to Item 601(a) of Regulation S-K, the following Fifth Amendment of Lease, which is substantially identical in all material respects to the Fifth Amendment of Lease concerning the Facilities Lease Agreement for the Marriott Senior Living Services Facilities of Church Creek, Arlington Heights, IL, filed herewith, is omitted. The material difference in the premises leased is as follows:



         Premises

(1)      Marriott Senior Living Services Facilities of
         Calusa Harbour, Ft. Myers, FL